UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2023

WARRIOR MET COAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

16243 Highway 216 Brookwood, Alabama	35244 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 554-6150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HCC	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Warrior Met Coal, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on April 25, 2023. Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The stockholders elected each of the six director nominees to serve as directors until the Company’s 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified. Each nominee was a current director of the Company who was re-elected. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ana B. Amicarella	38,157,644	797,566	8,452	4,457,333
J. Brett Harvey	31,396,835	7,558,178	8,649	4,457,333
Walter J. Scheller, III	38,845,106	109,339	9,217	4,457,333
Lisa M. Schnorr	38,540,236	413,685	9,741	4,457,333
Alan H. Schumacher	38,474,534	479,909	9,219	4,457,333
Stephen D. Williams	30,240,240	8,714,635	8,787	4,457,333

Proposal 2 – Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in accordance with Securities and Exchange Commission compensation disclosure rules. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,257,036	12,617,343	89,284	4,457,333

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstentions
43,317,204	90,878	12,913

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: April 28, 2023	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer

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